UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2019
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 8.01. OTHER EVENTS
On March 1, 2019, FMC Corporation (“FMC”) completed the previously announced distribution of 123 million shares of common stock of Livent Corporation ("Livent") as a pro rata dividend on shares of FMC common stock outstanding at the close of business on the record date of February 25, 2019. Prior to the distribution date, Livent operated as a segment of FMC ("FMC Lithium"). As a result of the completed separation of Livent from FMC, our FMC Lithium segment was classified as a discontinued operation in March 2019. In accordance with accounting principles generally accepted in the United States, the FMC Lithium segment must be retrospectively reclassified to discontinued operations for all prior periods subsequently presented. We are issuing this Current Report on Form 8-K to retrospectively revise our historical financial information to reflect FMC Lithium as a discontinued operation.
In this Current Report on Form 8-K, we have updated financial information that appeared in FMC's Annual Report on Form 10-K for the year ended December 31, 2018 ("2018 10-K"). The updated financial information includes the following:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 and incorporated herein by reference;

•	2018 Form 10-K, Part I, Item 1 - Business, Item 1A - Risk Factors and Item 2 - Properties, attached as Exhibit 99.1 and incorporated herein by reference;

•	2018 Form 10-K, Part II, Item 6 - Selected Financial Data, attached as Exhibit 99.2 and incorporated herein by reference;

•
2018 Form 10-K, Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 7A - Quantitative and Qualitative Disclosures About Market Risk, attached as Exhibit 99.3 and incorporated herein by reference;

•	2018 Form 10-K, Part II, Item 8 - Financial Statements and Supplementary Data, attached as Exhibit 99.4 and incorporated herein by reference.

The information included in and with this Form 8-K is presented for information purposes only in connection with the reporting changes described above for FMC. Except to the extent specifically set forth herein, this Form 8-K does not reflect events occurring after February 28, 2019, the date we filed our 2018 10-K, and does not modify or update the disclosures included in the 2018 10-K therein in any way, other than as required to reflect FMC Lithium as a discontinued operation, as described above and set forth in Exhibits 99.1 through 99.4 attached hereto. You should therefore read this information in conjunction with the 2018 10-K filed with the Securities and Exchange Commission on February 28, 2019 and in conjunction with our June 30, 2019 Form 10-Q filed with the Securities and Exchange Commission on July 31, 2019.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	2018 Form 10-K Part I, Item 1 - Business, Item 1A - Risk Factors and Item 2 - Properties

99.2	2018 Form 10-K, Part II, Item 6 - Selected Financial Data

99.3	2018 Form 10-K, Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 7A - Quantitative and Qualitative Disclosures About Market Risk

99.4	2018 Form 10-K Part II, Item 8 - Financial Statements and Supplementary Data

101	Interactive Data File (The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ ANDREW D. SANDIFER
Andrew D. Sandifer Executive Vice President and Chief Financial Officer
Date: August 2, 2019